UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2007

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2007, Memory Pharmaceuticals Corp. (the "Registrant") announced that it plans to commence a Phase 2a trial of MEM 3454, the Registrant’s lead nicotinic alpha-7 partial agonist, for the treatment of cognitive impairment associated with schizophrenia (CIAS) in the fourth quarter of 2007 (the "CIAS Clinical Trial"). The Registrant also announced that it had completed the following transaction on June 18, 2007.

-It amended its Amended and Restated Strategic Alliance Agreement, dated February 27, 2006 (the "2006 Agreement") with F. Hoffmann-La Roche Ltd. and Hoffman-La Roche Inc. (Roche) to, among other changes, provide for a potential milestone payment by Roche related to the completion of the CIAS Clinical Trial (the "Roche Amendment").

-It amended and restated its Collaboration and License Agreement with Roche, dated July 29, 2002, as amended (the "Original Collaboration and License Agreement"), to reacquire all development and commercialization rights to the PDE4 inhibitor program (the "Amended and Restated 2002 Agreement").

-It amended its Loan and Security Agreement, dated March 16, 2007, with Hercules Technology Growth Capital, Inc., (Hercules) to increase the aggregate amount that may be borrowed thereunder by the Registrant from $10 million to $15 million (the "Hercules Amendment"). In connection with the Hercules Amendment, Hercules advanced an additional $5 million to the Registrant on June 20, 2007, which will be used to fund the CIAS Clinical Trial. The description of the Hercules Amendment (and related transactions) under Item 2.03 is incorporated into this item by reference.

-It entered into a definitive Stock Purchase Agreement (the "Stock Purchase Agreement"), with The Stanley Medical Research Institute and The Sylvan C. Herman Foundation (the "Purchasers"), for the sale of an aggregate of up to $6 million of newly issued shares of its common stock, $0.001 par value per share (the "Private Placement"), the proceeds of which will be used to fund the CIAS Clinical Trial.

Amendment to the Amended and Restated 2006 Roche Agreement

Under the terms of the 2006 Agreement, Roche had the option to secure a license to MEM 3454 upon the completion of Phase 2a clinical trials of MEM 3454 and other predefined events. Roche maintained this option by making milestone payments to the Registrant upon the Registrant’s achievement of predefined development events. Under the terms of the Roche Amendment, Roche has the option to secure a license to MEM 3454 upon the completion the first Phase 2a clinical trial of MEM 3454 and other predefined events. If Roche exercises its option to secure a license to MEM 3454 following the completion of the Registrant’s ongoing Phase 2a Alzheimer’s disease clinical trial of MEM 3454, then, in order to maintain its rights to MEM 3454, Roche would have to make a milestone payment to the Registrant upon the completion of the CIAS Clinical Trial (the "CIAS Milestone Payment"). The CIAS Milestone Payment is expected to cover the expenses related to the CIAS Clinical Trial.

Amended and Restated 2002 Agreement

Under the terms of the Amended and Restated 2002 Agreement, the Registrant has reacquired all development and commercialization rights to the PDE4 inhibitor program and the following have been terminated: (i) the license granted by the Registrant to Roche to the Registrant’s patent rights and know-how with respect to PDE4 inhibitors to be developed under the Original Collaboration and License Agreement and certain of the parties’ related rights and obligations, (ii) the PDE4 research collaboration and certain of the parties’ related rights and obligations, and (iii) Roche’s option to obtain an exclusive license to MEM 1414 and/or MEM 1917. Under the terms of the Amended and Restated 2002 Agreement, the Registrant is obligated to make milestone payments to Roche if the Registrant achieves specified development, regulatory and commercialization milestones for any PDE4 inhibitors covered under the Original Collaboration and License Agreement. The Registrant is also obligated to pay royalties to Roche for such PDE4 inhibitors based on a specified percentage of net sales of products, which increases at increasing net sales levels, during the term of the Amended and Restated 2002 Agreement. Royalty payments will expire on a country-by-country basis ten years following the date of launch in each country.

A copy of the press release that includes the announcements regarding the Roche Amendment, the Amended and Restated 2002 Agreement and the Hercules Amendment is included as Exhibit 99.1 to this current report and is incorporated herein by reference. The foregoing description of the Roche Amendment and the Amended and Restated 2002 Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each document, copies of which will be filed with the Registrant’s Quarterly Report on Form 10-Q for the period ending June 30, 2007.

Private Placement

The Private Placement is structured in three equal tranches, the proceeds of which will be used to fund the CIAS Clinical Trial. The first tranche closed on June 20, 2007 (the "First Closing"), and the Registrant sold an aggregate of 694,444 shares of common stock (the "Shares") at a price of $2.88 per share (which, pursuant to the terms of the Stock Purchase Agreement, was equal to 117% of the average closing sale price of the Registrant’s common stock on the NASDAQ Global Market for the ten trading days ending on the trading day immediately preceding the effective date of the Stock Purchase Agreement). The Registrant has the option, in its sole discretion, to sell the remaining $4 million of its common stock to the Purchasers in two tranches of $2 million if it achieves a predefined milestone associated with each tranche. These milestones are related to the CIAS Clinical Trial. The price of any common stock sold in the second and third tranches will be equal to 117% of the average closing sale price of the Registrant’s common stock on the NASDAQ Global Market for the ten trading days ending on the trading day immediately preceding the Registrant’s achievement of each milestone.

Under the terms of the Stock Purchase Agreement, the Registrant has agreed to file, within 90 days after the First Closing, a registration statement with the Securities and Exchange Commission (SEC) to register for resale the Shares issued at the First Closing, which registration statement is required, under the terms of the Stock Purchase Agreement, to become effective within 180 days following the First Closing (the "First Registration Statement"). In addition, to the extent any shares of common stock sold in the second and third tranches cannot be included in the First Registration Statement, the Registrant has agreed to file a second registration statement (together with the First Registration Statement, the "Registration Statements") with the SEC within 180 days after the completion of the CIAS Clinical Trial, which registration statement is required under the terms of the Stock Purchase Agreement to become effective within 270 days following the completion of the CIAS Clinical Trial. The Registrant is required to maintain the effectiveness of the Registration Statements for a period of two years from the last issuance of shares of common stock under the Stock Purchase Agreement or, if earlier, until all registered shares of common stock may be sold within any 90 day period under Rule 144 (the "Registration Period"). The Registrant will be required to pay certain cash penalties if it does not meet its registration obligations under the Stock Purchase Agreement.

In addition to the registration rights described above, during the Registration Period, the Registrant has granted piggyback registration rights to the holders of securities acquired in the Private Placement.

A copy of the press release that includes this announcement is included as Exhibit 99.2 to this current report and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, a copy of which will be filed with the Registrant’s Quarterly Report on Form 10-Q for the period ending June 30, 2007.

The representations and warranties contained in the Stock Purchase Agreement were made only for the purposes of the Stock Purchase Agreement and solely for the benefit of the Purchasers. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties, and may not be complete as of the date of this Current Report on Form 8-K. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Stock Purchase Agreement as statements of factual information.

Item 1.02 Termination of a Material Definitive Agreement.

Under the terms of the Amended and Restated 2002 Agreement, the Registrant has reacquired all development and commercialization rights to the PDE4 inhibitor program and the following have been terminated: (i) the license granted by the Registrant to Roche to the Registrant’s patent rights and know-how with respect to PDE4 inhibitors to be developed under the Original Collaboration and License Agreement and certain of the parties’ related rights and obligations, (ii) the PDE4 research collaboration and certain of the parties’ related rights and obligations, and (iii) Roche’s option to obtain an exclusive license to MEM 1414 and/or MEM 1917.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 18, 2007 (the "Closing Date"), the Registrant amended its Loan and Security Agreement, dated March 16, 2007, with Hercules (the "Hercules Term Loan"), to increase the aggregate amount that may be borrowed thereunder by the Registrant from $10 million to $15 million. In connection with the Hercules Amendment, Hercules advanced an additional $5 million to the Registrant on June 19, 2007 (the "Second Advance"), which will be used to fund the CIAS Clinical Trial. The principal balance of the Second Advance bears interest at an interest rate equal to the prime rate on the date of the advance plus 3.20%. The material terms of the Hercules Term Loan were included in Item 2.03 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on March 20, 2007.

In connection with the Hercules Amendment, the Registrant issued to Hercules a five-year warrant (the "Second Warrant") to purchase 325,521 shares of common stock of the Registrant at an exercise price per share of $1.92. Under the terms of the Second Warrant, the Registrant has agreed to file, within 90 days of the Closing Date, a registration statement with the SEC to register for resale the shares of common stock underlying both the Second Warrant and the warrant issued by the Registrant to Hercules in connection with entering into the Loan and Security Agreement. Under the terms of the Second Warrant, the registration statement is required to become effective within 180 days following the Closing Date and, except as otherwise permitted under the Hercules Amendment, must remain effective through June 18, 2009 or, if earlier, until all registered shares of common stock may be sold under Rule 144 during any 90 day period. The Registrant will be required to pay certain cash penalties if it does not meet its registration obligations under the Second Warrant.

The Hercules Amendment and the Second Warrant are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the Hercules Amendment and the Second Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of each document as attached hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the Private Placement and the information set forth in Item 2.03 of this Current Report on Form 8-K that relates to the Second Warrant is incorporated by reference into this Item 3.02.

Private Placement

The aggregate offering price of the Shares sold and the shares of common stock that may be sold under the Stock Purchase Agreement is $6 million. There were no underwriting discounts or commissions paid in connection with the Private Placement.

Second Warrant

The Second Warrant was issued to Hercules in connection with entering into the Hercules Amendment.

The Shares and the additional shares of common stock that may be sold under the Stock Purchase Agreement, and the shares of common stock underlying the Second Warrant were, or will be, offered and sold in reliance on exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on the nature of the investors and certain representations made to the Registrant.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Registrant.

Item 9.01 Financial Statements and Exhibits.

4.1 Warrant, dated June 18, 2007, by and among the Registrant and Hercules Technology Growth Capital, Inc.

10.1 Second Amendment to Loan and Security Agreement, dated June 18, 2007, by and among the Registrant and Hercules Technology Growth Capital, Inc.

99.1 Press Release dated June 19, 2007 announcing the Registrant’s Plans for Clinical Program for MEM 3454 in Schizophrenia.

99.2 Press Release dated June 19, 2007 announcing Equity Funding Led by The Stanley Medical Research Institute.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

June 21, 2007	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

4.1	Warrant, dated June 18, 2007, by and among the Registrant and Hercules Technology Growth Capital, Inc.
10.1	Second Amendment to Loan and Security Agreement, dated June 18, 2007, by and among the Registrant and Hercules Technology Growth Capital, Inc.
99.1	Press Release dated June 19, 2007 announcing the Registrant’s Plans for Clinical Program for MEM 3454 in Schizophrenia.
99.2	Press Release dated June 19, 2007 announcing Equity Funding Led by The Stanley Medical Research Institute.